DELAWARE LIFE ACCELERATOR PRIMESM VARIABLE ANNUITY
An individual flexible payment variable annuity Issued by
Delaware Life Insurance Company Supplement dated July 1, 2021 to the Prospectus dated April 30, 2021 (As Amended May 10, 2021)

This Rate Sheet Prospectus Supplement (the “Supplement” or “Rate Sheet Supplement”) provides certain information contained in the Delaware Life Accelerator Prime Variable AnnuitySM Prospectus dated April 30, 2021 (As Amended May 10, 2021) (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus.

This Supplement replaces and supersedes any previously issued Rate Sheet Supplement(s) and must be accompanied by the current variable annuity prospectus. This Supplement should be read and retained with the current variable annuity prospectus.

We are issuing this Supplement to provide: (1) the current Lifetime Withdrawal Percentages (the “LW%”), Bonus Rates (“BR%”), Bonus Period Lengths and the GLWB Fees associated with the Income Boost GLWB and Income Control GLWB, if you elect a GLWB; (2) the current Terms, GMAB Factor, GMAB Subsequent Purchase Payment Adjustment Factor and the GMAB Fee, if you elect a GMAB; (3) the current Terms, GMPB Buffer Factor, GMPB Cancellation Thresholds, GMPB Purchase Payment Window and GMPB Fee, if you elect a GMPB; and (4) the GLWB Non-Cancellation Period, if you elect a GLWB/GMPB Combo: (a) Income Boost GLWB with Armor Flex 10 or Armor Flex 7, or (b) Income Control GLWB with Armor Flex 10 or Armor Flex 7.

The LW% rates, BR% rates, Bonus Period Lengths and GLWB Fee for a GLWB; the Terms, GMAB Factors, and GMAB Subsequent Purchase Payment Adjustment Factors and the GMAB Fee Rate for a GMAB; the Terms, GMPB Buffer Factor, GMPB Cancellation Thresholds, GMPB Purchase Payment Window and GMPB Fee; and the GLWB Non-Cancellation Period applicable to your Contract will not change for the life of your Contract (unless subject to a Step-Up as described in the Step-Up Feature section of the Prospectus or a successive Term as described in the GMAB section of the Prospectus.) At the time of a Step-Up, the annual GLWB Fee Rate may increase up to 2.50% (0.625% quarterly) for the Income Boost GLWB and Income Control GLWB. If you elect a successive Term under a GMAB, the annual GMAB Fee Rate may increase up to 1.50% (0.375% quarterly).

If you would like another copy of the current Prospectus, including any historical rates and fees, please call us at (800) 374-3714. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File No. 333-238865.

GLWB, GMPB, GLWB/GMPB Combo and GMAB rates and elements below apply to applications signed and received In Good Order between July 1, 2021 and August 1, 2021.

LW%
The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

LW% for the Income Boost GLWB

LW% for the Income Control GLWB

*	If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “GLWB Covered Person and Joint GLWB Covered Person.”

BR%
On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate for Income Boost GLWB is 6.00% and the Bonus Rate for Income Control GLWB is 7.00%.

We will calculate two potential increases to the Withdrawal Benefit Base, one under the Step-Up Feature and the other under the Bonus Feature, and then increase the Withdrawal Benefit Base by the higher of the two.

BONUS PERIOD
We currently offer a ten-year Bonus Period.

GLWB FEE
The GLWB Fee (and the GLWB Fee in a GLWB/GMPB Combo) is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the annual GLWB Fee Rate (divided by four) by the Withdrawal Benefit Base. The annual GLWB Fee Rate (and the GLWB Fee in a GLWB/ GMPB Combo) is currently 1.50% (0.375% quarterly) for Income Boost GLWB and 1.35% (0.3375% quarterly) for Income Control GLWB. The GLWB Fee will never exceed the maximum annual GLWB Fee Rate, 2.50% (0.625% quarterly) for a Step-Up under the Income Boost GLWB and Income Control GLWB.

GMPB TERMS
We currently offer a ten-year Term known as Armor Flex 10 GMPB and a seven-year Term known as Armor Flex 7 GMPB.

GMPB BUFFER FACTOR
The current GMPB Buffer Factor for the initial Term is 20% for the Armor Flex 10 GMPB and 10% for the Armor Flex 7 GMPB. The minimum GMPB Buffer Factor is 0% and the maximum GMPB Buffer Factor is 75% for the Armor Flex 10 GMPB and the Armor Flex 7 GMPB.

GMPB CANCELLATION THRESHOLDS (Not available for a GLWB/GMPB Combo)
The current GMPB Cancellation Thresholds are:

	Completed Years of Term at time request to terminate is received
	1	2	3	4	5	6	7	8	9	10
Seven-Year GMPB	110%	120%	130%	140%	150%	160%	190%
Ten-Year GMPB	110%	120%	130%	140%	150%	160%	170%	180%	190%	200%

GMPB FEE
The GMPB Fee (and the GMPB Fee in a GLWB/GMPB Combo) is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GMPB Fee is calculated by multiplying the annual GMPB Fee Rate (divided by four) by the GMPB Base. The annual GMPB Fee Rate is currently 0.45% (0.1125% quarterly) for the Armor Flex 10 GMPB and the Armor Flex 7 GMPB.

If you elect a GLWB/GMPB Combo, the annual GMPB Fee Rate is currently 0.10% (0.025% quarterly) for the Armor Flex 10 GMPB and the Armor Flex 7 GMPB.

The annual GMPB Fee Rate (and the GMPB Fee in a GLWB/GMPB Combo) will never exceed the maximum annual GMPB Fee Rate, currently 1.50% (0.375% quarterly) for the successive Term.

GMPB PURCHASE PAYMENT WINDOW
The current GMPB Purchase Payment Window is 90 days from the Issue Date.

GLWB NON-CANCELLATION PERIOD (For a GLWB/GMPB Combo)
The current GLWB Non-Cancellation Period for Armor Flex 10 GMPB is seven years from the Issue Date and for Armor Flex 7 GMPB is five years from the Issue Date.

GMAB TERMS
We currently offer a ten-year Term known as the Armor Ten GMAB and a seven-year Term known as the Armor Seven GMAB.

GMAB FACTORS
The current GMAB Factor for the initial Term is 105% for the Armor 10 GMAB and 95% for the Armor 7 GMAB .

GMAB Subsequent Purchase Payment Adjustment Factors
The current GMAB Subsequent Purchase Payment Adjustment Factors for the initial Term are:

Armor Ten GMAB

Armor Seven GMAB

GMAB FEE
The GMAB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GMAB Fee is calculated by multiplying the annual GMAB Fee Rate (divided by four) by the GMAB Base. The annual GMAB Fee Rate is currently 1.10% (0.275% quarterly) for the Armor Seven GMAB and 1.05% (0.2625% quarterly) for the Armor Ten GMAB. The annual GMAB Fee Rate will never exceed the maximum annual GMAB Fee Rate, currently 1.50% (0.375% quarterly) for successive Terms.

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 301 Pennsylvania Pkwy, Suite 100, Indianapolis, IN 46280 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated April 30, 2021 (As Amended May 10, 2021).

Please read this Supplement carefully and retain it for future reference.